UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2014
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	1-6622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6110 EXECUTIVE BOULEVARD, SUITE 800, ROCKVILLE, MARYLAND 20852
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (301) 984-9400
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2014, Washington Real Estate Investment Trust (“Washington REIT") acquired 1775 Eye Street, NW for $104.5 million pursuant to the terms of a purchase agreement, dated April 1, 2014, between a wholly-owned subsidiary of Washington REIT and L&B 1775 Eye Street, LLC. Washington REIT funded the acquisition with cash proceeds from the recent sales transactions of its medical office building portfolio. 1775 Eye Street, NW, a 185,000 square foot office building in Washington, DC, was originally built in 1964 and renovated in 1997. The building is currently 62% leased.

During the period from January 1, 2014 to May 1, 2014, Washington REIT purchased three real estate properties, as follows:

			Rentable	Contract Purchase Price
Acquisition Date	Property Name	Type	Square Feet	(in millions)
February 21, 2014	Yale West (216 units)	Multifamily	N/A	$73.0
March 26, 2014	The Army Navy Club Building	Office	108,000	79.0
May 1, 2014	1775 Eye Street, NW	Office	185,000	104.5
			293,000	$256.5

Individually, the above acquisitions are insignificant as defined in Regulation S-X, but in the aggregate, constitute a “significant amount of assets” as defined in Regulation S-X. When acquisitions are individually insignificant but significant in the aggregate, Regulation S-X requires the presentation of audited financial statements for assets comprising a substantial majority of the individually insignificant properties. The purchases of 1775 Eye Street and Yale West constitute a “substantial majority” of the assets acquired by Washington REIT from January 1, 2014 through the period ended May 1, 2014 as defined in the Regulation.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

The required financial statements will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued May 1, 2014 regarding the acquisition of 1775 Eye Street, NW

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ Laura M. Franklin
(Signature)

Laura M. Franklin
Executive Vice President
Accounting and Administration

May 7, 2014
(Date)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued May 1, 2014 regarding the acquisition of 1775 Eye Street, NW